Supplement Dated July 12, 2023
To The Statement of Additional Information
Dated May 1, 2023

JNL® Investors Series Trust

Effective June 2, 2023, please delete the section “Disclosure of Portfolio Information” in the entirety and replace with the following:

I.	Statement of Policy
JNAM and the Funds’ Board have approved and adopted policies and procedures governing the disclosure of information regarding the Funds’ portfolio holdings.  In adopting these policies and procedures, the Funds’ Board assessed the use of Fund portfolio information, and the manner in which such information is conveyed to other parties, including the shareholders.  The procedures are designed to control the disclosure of Fund portfolio information.  The Funds and JNAM may share portfolio information with their affiliates as necessary to provide services to the Funds.  These policies and procedures are intended to balance the interests of the Funds’ shareholders and their access to portfolio information, with the interests of JNAM, the Distributor, and other service providers or vendors to the Funds in the administration and management of the Funds.  The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.
As a general matter, it is the policy that public disclosure of information concerning the Funds’ portfolio holdings should allow all relevant parties consistent and equal access to portfolio information.  In applying these principles, the Funds’ portfolio disclosures shall be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.
A. Policy Requirements.  Without limiting any Disclosures provided for in Section II,  the procedures generally provide that:
(i)
Information about the Funds’ complete portfolio holdings may not, except as set forth herein, be disclosed sooner than thirty (30) days following quarter end and provided that the portfolio holdings are posted on the Funds’ website prior to their use in any marketing materials;

(ii)
Pursuant to applicable law, each Fund (other than a Fund that is a money market fund in accordance with Rule 2a-7) publicly discloses its complete portfolio holdings on the Funds’ website at www.jackson.com within 60 days following quarter end.  Each Fund also discloses a complete list of its holdings in its semi-annual and annual reports on Form N-CSR (the semi-annual and annual reports are available online and/or are distributed to shareholders) and in publicly available quarterly holdings reports on Form N-PORT.  Forms N-PORT and N-CSR are filed with the SEC and available online at www.sec.gov.;

(iii)
Portfolio holdings information that is solely available in regulatory reports or filings (such as U.S. Treasury Department filings) that is not available to the public may not be disclosed, except as expressly authorized by the Funds’ President in consultation with the Funds’ Chief Compliance Officer;

(iv)
As set forth herein, portfolio holdings information that is more current than that in reports or other filings filed electronically with the SEC, and is not considered confidential, may be disclosed on the Jackson website and in certain printed materials.  These materials include but are not limited to:  (i) descriptions of allocations among asset classes, regions, countries, industries or sectors; (ii) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (iii) performance attributions by asset class, country, industry or sector; (iv) aggregated risk statistics, analysis and simulations, such as stress testing; (v) the characteristics of the stock and bond components of a Fund’s portfolio holdings and other investment positions; (vi) the volatility characteristics of a Fund; (vii) information on how various weightings and factors contributed to Fund performance; (viii) various financial characteristics of a Fund or its underlying portfolio investments; and (ix) other information where, in the reasonable belief of the Funds' Chief Compliance Officer (or a designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable Fund; and

(v)
Information about the Funds’ portfolio holdings shall not be disclosed by the Funds, JNAM, the Distributor, and personnel at the Distributor or any service provider or vendor of the Funds or JNAM, to obtain compensation or consideration.

The foregoing, general policy requirements may not apply to certain of the Funds, including, but not limited, to the money market portfolios.
II.	Disclosures
In addition to the foregoing, the Funds and the Distributor may periodically disclose portfolio holdings information as follows:.
A. Portfolio Overviews.

(i)
Actively Managed Funds.  The Funds and the Distributor may disclose a partial list of portfolio holdings in monthly overviews in connection with the distribution of actively managed Fund shares.  The monthly overview updates may not be released earlier than thirty (30) days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis.  The Distributor may disclose a partial list of the largest portfolio holdings on the Funds’ website at www.jackson.com or in other marketing or printed materials.

If the Funds and the Distributor disclose only a partial list of portfolio holdings, then the Funds and/or the Distributor shall provide sufficient disclosure that the portfolio holdings provided represent a partial list.  The Distributor may disclose such portfolio holdings in other marketing or printed materials; provided, however, that the information is posted on the Funds’ website one (1) day prior to its use in any printed material.

(ii)
Money Market Fund Information.  In accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended, the JNL Government Money Market Fund and JNL Securities Lending Collateral Fund (collectively, “Money Market Funds”) shall disclose on the Funds’ website at www.jackson.com, for a period of not less than six months, beginning no later than the fifth business day of a month, a schedule of the Money Market Funds’ investments, as of the last business day or subsequent calendar day of the prior month, including the following security-specific information:

(A)	Name of the issuer;
(B)	Category of investment;
(C)	CUSIP number;
(D)	Principal amount;
(E)	Maturity date;
(F)	Final maturity date;
(G)	Coupon or yield;
(H)	Value;
(I)	A chart, which must be updated each business day as of the end of the preceding business day, showing, as of the end of each business day during the preceding six months:
i.	The percentage of the Money Market Funds’ total assets invested in daily liquid assets;
ii.	The percentage of the Money Market Funds’ total assets invested in weekly liquid assets;
iii.	The Money Market Funds’ net inflows or outflows; and
iv.	The Money Market Funds’ net asset value per share.

A link to the SEC website is also included so a user may obtain the most recent twelve (12) months of publicly available information filed by the Money Market Funds.
Provided that such disclosures are not provided to any broker-dealers on a preferential basis, the Distributor may disclose such portfolio holdings on the Funds’ website at www.jackson.com, or in other marketing or printed materials. The Distributor may disclose such portfolio holdings in other marketing or printed materials; provided, however, that the information is posted on the Funds’ website one (1) day prior to its use in any printed materials.

B. Service Providers.  The Funds may disclose their portfolio holdings to mutual fund databases and rating services (including, but not limited to, service providers such as Lipper and Morningstar):
(i) On a quarterly basis, however, such holdings information shall be released to the public not sooner than thirty (30) days after the end of the relevant reporting period;
(ii) At such time as those service providers may request; and/or
(iii) As necessary for JNAM and the Funds to obtain materials and information from the service providers and/or rating services.
The disclosure of portfolio holdings to service providers is generally made for the purpose of obtaining ratings for the Funds and enabling such service providers to provide such portfolio holding information to the public as they typically provide for other rated mutual funds.  Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information to the approved purposes.  Although the Adviser cannot require the service providers to adopt a Code of Ethics to monitor and limit employee trading, any such trading would violate the confidentiality agreements JNAM has in place.
C. Other Disclosures.  The Funds periodically provide portfolio holdings and other portfolio information to certain entities in connection with transactions/services provided to, or on behalf of, the Funds, including, but not limited to, Sub-Advisers, potential Sub-Advisers and service providers, the Adviser’s consultants, the Distributor, senior management and personnel at Jackson, the custodian, the transfer agent(s), broker-dealers, and counterparties, pricing vendors, and the Funds’ Board.  In addition to the Adviser, these service providers may include, but are not limited to, any Sub-Adviser, transition manager (for mergers and Sub-Adviser transitions), Distributor, auditor, legal counsel to the funds, the trustees, and/or the Funds’ other service providers.  Any disclosure to service providers shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information for approved purposes.  Although the confidentiality agreement does not explicitly limit or restrict personal securities transactions, JNAM and the Funds may, from time-to-time, limit or restrict personal securities transactions to prevent violations of these policies and procedures, the Code of Ethics, and JNAM’s Insider Trading Policies and procedures.  The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence (agreements shall contain confidentiality provisions), and to use it only for purposes expressly authorized by the Fund.
D. Exceptions.  From time-to-time, the Funds may need to disclose portfolio holdings and other information.  The Funds’ Chief Compliance Officer, in consultation with the President, shall examine appropriateness of any such disclosure(s).  Any such disclosure(s) will be kept confidential and will be subject to applicable SEC and FINRA requirements related to personal trading and access monitoring.  Upon review and authorization by the Funds’ President, in writing, and upon his/her determination that such disclosures would be in the interests of the relevant Fund(s) and its shareholders, a Fund(s) may disclose portfolio holdings information.
E. Regulatory and Legal Disclosures.  The Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement, as part of a legal proceeding or criminal investigation, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.
F. Monitoring Personal Trading.  JNAM and the Funds will review the personal securities transactions of their Access Persons, pursuant to the Code of Ethics.  The Sub-Advisers and Distributor have each, individually adopted a Code of Ethics and are responsible for monitoring the personal trading activities of their respective personnel.
III.	Recordkeeping and Reporting.
As part of the Rule 38a-1 Annual Review, the Funds’ Board shall also receive reports concerning the operation of these policies and procedures.  The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.  All disclosures made pursuant to these policies and procedures, for both JNAM and the Funds, must be preserved for a period of not less than six (6) years, the first (2) years in an appropriate office of JNAM.

This Supplement is dated July 12, 2023.